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                                                                   Exhibit 10.51

                                                                  Execution Copy

                                 AMENDMENT NO. 1
                                       TO
                                CREDIT AGREEMENT

          AMENDMENT NO. 1 TO CREDIT AGREEMENT dated as of August 16, 2002 (this "AGREEMENT"), to that certain Credit Agreement (as it may be amended, modified, restated or supplemented from time to time, the "CREDIT AGREEMENT"), dated as of June 20, 2002, made by and among Manufacturers' Services Limited, a Delaware corporation (the "PARENT"), Manufacturers' Services Salt Lake City Operations, Inc., a Delaware corporation ("MSSLCO"), Manufacturers' Services Western U.S. Operations, Inc., a California corporation ("MSWUSO"), Manufacturers' Services Central U.S. Operations, Inc., a Minnesota corporation ("MSCUSO"), MSL Lowell Operations, Inc., a Delaware corporation ("MSLLO"), MSL Midwest Operations, Inc., a Delaware corporation ("MSLMO"; and together with the Parent, MSSLCO, MSWUSO, MSCUSO and MSLLO, each a "BORROWER" and, collectively, the "BORROWERS"), the financial institutions party thereto from time to time (the "LENDERS"), Bank of America, N.A., as administrative agent (in such capacity, together with any successor in such capacity, the "ADMINISTRATIVE AGENT"), Credit Suisse First Boston, Cayman Islands Branch, as syndication agent, General Electric Capital Corporation, as documentation agent, and Banc of America Securities LLC and Credit Suisse First Boston, Cayman Islands Branch, as co-book managers and co-lead arrangers, and the Guarantors party thereto.

          The Borrowers, the Guarantors, the Majority Lenders and the Administrative Agent desire to amend certain provisions of the Credit Agreement.

          NOW, THEREFORE, subject to the condition precedent set forth in
Section 3 hereof, the Borrowers, the Guarantors, the Majority Lenders and the Administrative Agent hereby agree as follows:

     SECTION 1 CAPITALIZED TERMS.

     1.1 Capitalized terms used herein and not defined herein shall have the respective meanings assigned to such terms in the Credit Agreement.

     SECTION 2 AMENDMENTS TO THE CREDIT AGREEMENT. Upon the satisfaction of the condition set forth in Section 3 below the Credit Agreement is amended as of the date hereof, as follows:

     2.1 Section 11.1 (a)(i) is hereby amended by (a) deleting the "or" at the end of clause (H) thereof, (b) adding the word "or" at the end of clause (I) thereof and (c) adding a new clause (J) which reads as follows:

               "(J) change (i) clause (e) of the definition of "Availability" or
               (ii) the definition of "Availability Requirement" (as defined in the definition of "Availability") so as to result in the aggregate Availability Requirement of all Borrowers to be less than $10,000,000;"

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     2.2  Section 11.1 (a)(vi) is hereby amended by adding the parenthetical
          "(except as provided in subclause (J) of clause (i) above)" immediately before the ";" in clause (E) thereof.

     SECTION 3 CONDITION PRECEDENT. This Agreement shall become effective on such date as counterparts of this Agreement executed by the Borrowers, the Majority Lenders and the Administrative Agent shall have been delivered to the Administrative Agent.

     SECTION 4. MISCELLANEOUS

     4.1 Except as herein expressly amended, nothing herein shall be deemed to be a waiver of any covenant or agreement contained in the Credit Agreement, and each Borrower and Guarantor hereby agrees that all of the covenants and agreements contained in the Credit Agreement and the other Loan Documents are hereby ratified and confirmed in all respects and shall remain in full force and effect in accordance with their respective terms.

     4.2 All references to the Credit Agreement in the Credit Agreement or any other Loan Document and the other documents and instruments delivered pursuant to or in connection therewith shall mean the Credit Agreement as amended hereby and as it may in the future be amended, restated, supplemented or modified from time to time.

     4.3 This Agreement may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement.

     4.4 Delivery of an executed counterpart of a signature page by telecopier shall be effective as delivery of a manually executed counterpart.

     4.5 This Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                        2
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          IN WITNESS WHEREOF, the parties have entered into this Agreement on the date first above written.

                                 "BORROWERS"

                                 MANUFACTURERS' SERVICES LIMITED

                                 By:         /s/ Sean Lannan
                                         -----------------------------------
                                 Title:      VP, Treasurer
                                         -----------------------------------


                                 MANUFACTURERS' SERVICES SALT LAKE
                                 CITY OPERATIONS, INC.

                                 By:         /s/ Sean Lannan
                                         -----------------------------------
                                 Title:      VP, Treasurer
                                         -----------------------------------


                                 MANUFACTURERS' SERVICES WESTERN
                                 U.S. OPERATIONS, INC.

                                 By:         /s/ Sean Lannan
                                         -----------------------------------
                                 Title:      VP, Treasurer
                                         -----------------------------------


                                 MANUFACTURERS' SERVICES CENTRAL
                                 U.S. OPERATIONS, INC.

                                 By:         /s/ Sean Lannan
                                         -----------------------------------
                                 Title:      VP, Treasurer
                                         -----------------------------------


                                 MSL LOWELL OPERATIONS, INC.

                                 By:         /s/ Sean Lannan
                                         -----------------------------------
                                 Title:      VP, Treasurer
                                         -----------------------------------


                                 MSL MIDWEST OPERATIONS, INC.

                                 By:         /s/ Sean Lannan
                                         -----------------------------------
                                 Title:      VP, Treasurer
                                         -----------------------------------

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                                 "GUARANTORS"

                                 MANUFACTURERS' SERVICES LIMITED

                                 By:         /s/ Sean Lannan
                                         -----------------------------------
                                 Title:      VP, Treasurer
                                         -----------------------------------


                                 MANUFACTURERS' SERVICES SALT LAKE
                                 CITY OPERATIONS, INC.

                                 By:         /s/ Sean Lannan
                                         -----------------------------------
                                 Title:      VP, Treasurer
                                         -----------------------------------


                                 MANUFACTURERS' SERVICES WESTERN
                                 U.S. OPERATIONS, INC.

                                 By:         /s/ Sean Lannan
                                         -----------------------------------
                                 Title:      VP, Treasurer
                                         -----------------------------------


                                 MANUFACTURERS' SERVICES CENTRAL
                                 U.S. OPERATIONS, INC.

                                 By:         /s/ Sean Lannan
                                         -----------------------------------
                                 Title:      VP, Treasurer
                                         -----------------------------------


                                 MSL LOWELL OPERATIONS, INC.

                                 By:         /s/ Sean Lannan
                                         -----------------------------------
                                 Title:      VP, Treasurer
                                         -----------------------------------


                                 MSL MIDWEST OPERATIONS, INC.

                                 By:         /s/ Sean Lannan
                                         -----------------------------------
                                 Title:      VP, Treasurer
                                         -----------------------------------


                                 MSL SPV SPAIN, INC.

                                 By:         /s/ Sean Lannan
                                         -----------------------------------
                                 Title:      VP, Treasurer
                                         -----------------------------------

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                                 MSL HOLDINGS, INC.

                                 By:         /s/ Sean Lannan
                                         -----------------------------------
                                 Title:      VP, Treasurer
                                         -----------------------------------


                                 MSL INTERNATIONAL HOLDINGS, INC.


                                 By:         /s/ Sean Lannan
                                         -----------------------------------
                                 Title:      VP, Treasurer
                                         -----------------------------------


                                 "ADMINISTRATIVE AGENT"

                                 BANK OF AMERICA, N.A., as the
                                 Administrative Agent

                                 By:         /s/ James Foley
                                         -----------------------------------
                                 Title:      Account Officer
                                         -----------------------------------


                                 "REVOLVING LENDERS"

                                 BANK OF AMERICA, N.A.

                                 By:         /s/ James Foley
                                         -----------------------------------
                                 Title:      Account Officer
                                         -----------------------------------


                                 CREDIT SUISSE FIRST BOSTON, CAYMAN
                                 ISLANDS BRANCH

                                 By:     /s/ Paul J. Corona  /s/ Robert Hetu
                                         -----------------------------------
                                 Title:  Director            Director
                                         -----------------------------------


                                 GENERAL ELECTRIC CAPITAL CORPORATION

                                 By:         /s/ Raymond Shu
                                         -----------------------------------
                                 Title:      Vice President
                                         -----------------------------------


                                 UPS CAPITAL CORPORATION

                                 By:         /s/
                                         -----------------------------------
                                 Title:      Sr. VP
                                         -----------------------------------

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                                 "TERM LENDERS"

                                 WINGATE CAPITAL LTD.

                                 By:     Citadel Partnership, Portfolio Manager

                                 By:     GLB Partners, L.P., its General Partner

                                 By: Citadel Investment Group, L.L.C., its General Partner

                                 By:     /s/ Levoyd E. Robinson
                                         -----------------------------------
                                 Title:    Managing Director
                                         -----------------------------------